-----------------------------------------------------------------------

                                 LOOMIS SAYLES
                               MANAGED BOND FUND

                                 ANNUAL REPORT
                               SEPTEMBER 30, 1999

               ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111
                                800 - 633 - 3330

LOOMIS SAYLES MANAGED BOND FUND
-------------------------------------------------------
[PHOTO]

                  PERFORMANCE SUMMARY
                  For the 12-month period ended September 30, 1999, the Fund returned 4.56% (before deducting the maximum 2.50% front

[PHOTO]
                  end sales charge) compared to the -0.92% return for the Fund's benchmark, the Lehman Brothers Government/Corporate Bond Index. The average corporate debt fund BBB rated, as measured by Lipper Analytical Services, posted a total return of -0.99% for the same period.
                                 DANIEL J. FUSS
PORTFOLIO REVIEW
In the first half of the fiscal year, diminished expectations of future interest rate cuts, rising Japanese bond yields and a stronger-than-expected domestic economy led investors to trade out of particularly rich U.S. Treasury bonds and into other segments of the bond market. The Fund was well positioned to benefit from this transition.

Throughout the second calendar quarter of 1999, yield spreads and lower-quality securities fared much better than Treasuries, which benefited the Fund. But, sentiment quickly changed in the last three months of the fiscal year, due to expectations of higher U.S. interest rates, secondary market activity and instability among emerging market economies. Renewed fears about lower-rated bonds triggered a rally among Treasuries and higher-quality securities. As higher-rated debt securities outperformed the high-yield market during the third quarter, the Fund's 34.6% position in lower-quality issues hindered overall performance.

But, the Fund exhibits a longer relative duration in an attempt to capitalize on the additional yield and convexity offered further out on the yield curve as well as the call protection that longer-dated bonds should provide. This longer duration helped the Fund significantly outperform the benchmark for the 12-month period.

PORTFOLIO POSITIONING
We believe that the Fund's diversification across domestic sectors will help maintain our focus on long-term capital appreciation potential and current income. We also have maintained our position in the Canadian government and provincial debt sector, as we believe these bonds will be able to sustain their strong credit profiles, liquidity and call protection.

[SIG]

Daniel J. Fuss

________________________________________________________________________________
AVERAGE RETURNS (%) -- PERIOD ENDED SEPTEMBER 30, 1999

                                                    SINCE INCEPTION(a)
-----------------------------------------------------------------------
  Loomis Sayles Managed Bond Fund(b)                               1.89
  Lipper Corporate Debt Funds BBB Rated Index(c)                   0.68
  Lehman Brothers Government/Corp. Bond Index(d)                  -0.92

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              CUMULATIVE PERFORMANCE OCTOBER 31, 1998 TO SEPTEMBER 30, 1999
                                                                                          Lipper
                                                                                       Corporate      Lehman Brothers
                                                                  Loomis Sayles       Debt Funds  Government/Corporate
                                                           Managed Bond Fund(b)  BBB Rated Index           Bond Index
10/31/98                                                              $9,750.00       $10,000.00           $10,000.00
11/30/98                                                             $10,388.00       $10,165.00           $10,060.00
12/31/98                                                             $10,926.00       $10,210.46           $10,085.15
1/31/99                                                              $10,600.00       $10,299.29           $10,156.75
2/28/99                                                              $10,350.00       $10,076.83            $9,915.02
3/31/99                                                              $10,702.00       $10,188.68            $9,964.60
4/30/99                                                              $10,887.00       $10,262.04            $9,989.51
5/31/99                                                              $10,594.00       $10,123.50            $9,886.62
6/30/99                                                              $10,483.00       $10,069.85            $9,855.97
7/31/99                                                              $10,427.00       $10,019.50            $9,828.37
8/31/99                                                              $10,374.00        $9,982.43            $9,820.51
9/30/99                                                              $10,361.00       $10,068.28            $9,908.00

Note: Past Performance is not predictive of future performance. Total return assumes the reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
 (a):Inception date of the Loomis Sayles Managed Bond Fund is October 1, 1998. Since Lipper and Lehman Brothers Government/Corp. Bond Index performance data is not available coincident with this date, comparative performance is presented from October 31, 1998.
 (b):Performance for the Fund includes the effect of the maximum 2.50% front end sales charges.
 (c):The Lipper Corporate Debt Funds BBB Rated Index is an equally weighted index of typically the 30 largest mutual funds within the corporate debt funds BBB rated investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
(d):Lehman Brothers Government/Corporate Bond Index is a composite of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.

LOOMIS SAYLES MANAGED BOND FUND
-----------------------------------------------------------------------
LOOMIS SAYLES MANAGED BOND FUND
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                                                             FACE
                                                                            AMOUNT      VALUE +
--------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 94.4% OF NET ASSETS
NON-CONVERTIBLE BONDS -- 72.2%
AUTO & RELATED -- 1.8%
  TRW, Inc., 6.650%, 1/15/28.......                  USD                     750,000  $    627,630
                                                                                      ------------
BROADCASTING -- 3.3%
  Fox Family Worldwide, Inc., Zero
    Coupon Bond, 11/01/07 (step to
    10.250% on 11/01/02) #.........                                        1,750,000     1,128,750
                                                                                      ------------
BUILDING MATERIALS -- 2.6%
  Owens Corning, 7.500%, 8/01/18...                                        1,000,000       892,860
                                                                                      ------------
CANADIAN -- 17.4%
  Canadian Government, Zero Coupon
    Bond, 6/01/25..................                  CAD                  11,500,000     1,750,752
  Clearnet Communications, Inc.,
    Zero Coupon Bond, 5/15/08 (step
    to 10.400% on 5/15/03) #.......                                        1,750,000       720,630
  Province of British Columbia,
    Zero Coupon Bond, 1/09/12......                                        4,500,000     1,407,797
  Province of British Columbia,
    Zero Coupon Bond, 8/23/24......                                        1,750,000       241,119
  Province of Ontario, Zero Coupon
    Bond, 6/02/27..................                                       12,000,000     1,398,639
  Province of Saskatchewan, Zero
    Coupon Bond, 1/18/10...........                                        1,233,000       441,604
                                                                                      ------------
                                                                                         5,960,541
                                                                                      ------------
COMPUTERS -- 2.0%
  Dell Computer Corp., 7.100%,
    4/15/28........................                  USD                     750,000       679,552
                                                                                      ------------
FINANCIAL SERVICES -- 3.0%
  Merey Sweeny LP, 8.850%, 12/18/19
    144A...........................                                          500,000       495,710
  US West Capital Funding, Inc.,
    6.875%, 7/15/28................                                          600,000       531,924
                                                                                      ------------
                                                                                         1,027,634
                                                                                      ------------
FOOD & BEVERAGE -- 1.3%
  ConAgra, Inc., 7.000%,
    10/01/28.......................                                          500,000       445,940
                                                                                      ------------
FOREIGN ISSUER -- 1.3%
  Dolphin Telecom Plc, Zero Coupon
    Bond, 6/01/08 (step to 11.625%
    on 6/01/03) #..................                  EUR                   1,000,000       452,774
                                                                                      ------------
HEALTH CARE -- PRODUCTS -- 1.9%
  Bausch & Lomb, Inc., 7.125%,
    8/01/28........................                  USD                     750,000       648,225
                                                                                      ------------
HEALTH CARE -- SERVICES -- 1.8%
  Columbia/HCA Healthcare Corp.,
    7.190%, 11/15/15...............                                          800,000       632,000
                                                                                      ------------
OIL & GAS -- 11.6%
  Chesapeake Energy Corp., 9.625%,
    5/01/05........................                                        1,200,000     1,131,000
  Global Marine, Inc., 7.000%,
    6/01/28........................                                          100,000        87,980
  Pioneer Natural Resources Co.,
    6.500%, 1/15/08................                                          250,000       205,858
  R & B Falcon Corp., 7.375%,
    4/15/18........................                                          750,000       573,750
  Tennessee Gas Pipeline Co.,
    7.000%, 10/15/28...............                                          900,000       809,766
  Union Pacific Resources Group,
    Inc., 7.050%, 5/15/18..........                                          500,000       451,490
  Union Pacific Resources Group,
    Inc., 7.150%, 5/15/28..........                                          450,000       400,900
  Union Pacific Resources Group,
    Inc., 7.500%, 10/15/26.........                                          350,000       326,074
                                                                                      ------------
                                                                                         3,986,818
                                                                                      ------------

LOOMIS SAYLES MANAGED BOND FUND
-----------------------------------------------------------------------
LOOMIS SAYLES MANAGED BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                                                             FACE
                                                                            AMOUNT      VALUE +
--------------------------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
RAIL -- TRANSPORT -- 0.3%
  Missouri Pacific Railroad Co.,
    4.750%, 1/01/20................                  USD                      25,000  $     15,750
  Missouri Pacific Railroad Co.,
    5.000%, 1/01/45................                                          140,000        75,600
                                                                                      ------------
                                                                                            91,350
                                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS --
  5.0%
  First Industrial, 7.600%,
    7/15/28........................                                          900,000       752,157
  Security Capital Industrial
    Trust, 7.625%, 7/01/17.........                                          500,000       450,375
  Susa Partnership LP, 7.500%,
    12/01/27.......................                                          600,000       502,968
                                                                                      ------------
                                                                                         1,705,500
                                                                                      ------------
RETAIL -- GENERAL -- 0.8%
  Dillon Read Structured Finance
    Corp., 7.430%, 8/15/18.........                                          125,000       111,939
  Woolworth Corp., 8.500%,
    1/15/22........................                                          250,000       167,500
                                                                                      ------------
                                                                                           279,439
                                                                                      ------------
TELECOMMUNICATIONS -- 13.0%
  Hyperion Telecommunications,
    Inc., Zero Coupon Bond, 4/15/03
    (step to 13.000% on
    4/15/01) #.....................                                        1,000,000       840,000
  Intermedia Communications, Inc.,
    Zero Coupon Bond, 3/01/09 (step
    to 12.250% on 3/01/04) #.......                                        1,000,000       495,000
  Nextel Communications, Inc., Zero
    Coupon Bond, 10/31/07 (step to
    9.750% on 10/31/02) #..........                                        1,200,000       849,000
  Nextel International, Inc., Zero
    Coupon Bond, 4/15/08 (step to
    12.125% on 4/15/03) #..........                                          900,000       452,250
  RCN Corp., Zero Coupon Bond,
    10/15/07 (step to 11.125% on
    10/15/02) #....................                                        1,100,000       709,500
  RCN Corp., Zero Coupon Bond,
    2/15/08 (step to 9.800% on
    2/15/03) #.....................                                          600,000       360,000
  Telecorp PCS, Inc., Zero Coupon
    Bond, 4/15/09 (step to 11.625%
    on 4/15/04) 144A #.............                                          500,000       289,375
  Teligent, Inc., Zero Coupon Bond,
    3/01/08 (step to 11.500% on
    3/01/03) #.....................                                          250,000       131,250
  Triton Communications LLC, Zero
    Coupon Bond, 5/01/08 (step to
    11.000% on 5/01/03) #..........                                          500,000       335,000
                                                                                      ------------
                                                                                         4,461,375
                                                                                      ------------
TRANSPORTATION -- 1.8%
  Trico Marine Services, Inc.,
    8.500%, 8/01/05................                                          650,000       599,625
                                                                                      ------------
UTILITIES -- 3.3%
  KN Energy, Inc., 7.250%,
    3/01/28........................                                        1,250,000     1,141,250
                                                                                      ------------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost
    $25,726,608)...................                                                     24,761,263
                                                                                      ------------

LOOMIS SAYLES MANAGED BOND FUND
-----------------------------------------------------------------------
LOOMIS SAYLES MANAGED BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                                                             FACE
                                                                            AMOUNT      VALUE +
--------------------------------------------------------------------------------------------------
BONDS AND NOTES -- CONTINUED
CONVERTIBLE BONDS -- 22.2%
COMPUTERS -- 2.1%
  Maxtor Corp., 5.750%, 3/01/12....                  USD                     500,000  $    350,000
  Read Rite Corp., 6.500%,
    9/01/04........................                                          650,000       260,000
  Western Digital, Zero Coupon
    Bond, 2/18/18..................                                          750,000       108,750
                                                                                      ------------
                                                                                           718,750
                                                                                      ------------
DIVERSIFIED OPERATIONS -- 4.6%
  Thermo Electron Corp., 4.250%,
    1/01/03 144A...................                                        1,850,000     1,579,437
                                                                                      ------------
FINANCIAL SERVICES -- 0.6%
  Bell Atlantic Financial Services,
    5.750%, 4/01/03................                                          200,000       200,810
                                                                                      ------------
HEALTH CARE -- DRUGS -- 1.2%
  Chiron Corp., 1.900%, 11/17/00
    144A...........................                                          250,000       263,438
  Dura Pharmaceuticals, Inc.,
    3.500%, 7/15/02................                                          200,000       153,750
                                                                                      ------------
                                                                                           417,188
                                                                                      ------------
HEALTH CARE -- SERVICES -- 2.8%
  Healthsouth Corp., 3.250%,
    4/01/03........................                                        1,250,000       962,500
                                                                                      ------------
INSURANCE -- 4.1%
  Loews Corp., 3.125%, 9/15/07.....                                        1,650,000     1,410,750
                                                                                      ------------
MULTI-INDUSTRY -- 0.4%
  Thermo Instrument Systems, Inc.,
    4.500%, 10/15/03 144A..........                                          150,000       129,750
                                                                                      ------------
OIL & GAS -- 6.4%
  Baker Hughes, Inc., Zero Coupon
    Bond, 5/05/08..................                                        2,050,000     1,486,250
  Diamond Offshore Drilling, Inc.,
    3.750%, 2/15/07................                                          650,000       692,250
                                                                                      ------------
                                                                                         2,178,500
                                                                                      ------------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $7,704,957)...                                                      7,597,685
                                                                                      ------------
  TOTAL BONDS AND NOTES
    (Identified Cost
    $33,431,565)...................                                                     32,358,948
                                                                                      ------------

                                                                            SHARES
--------------------------------------------------------------------------------------------------
PREFERRED STOCKS -- 3.6% OF NET ASSETS
OIL & GAS -- 1.3%
  Hvide Capital Trust, 6.500% ^....                                           15,000        30,000
  Weatherford International, Inc.,
    Conv., 5.000%..................                                           11,000       407,000
                                                                                      ------------
                                                                                           437,000
                                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS --
  0.6%
  Carramerica Realty Corp.,
    8.550%.........................                                              200         3,875
  Equity Residential Properties
    Trust, 7.250%..................                                           10,000       207,500
                                                                                      ------------
                                                                                           211,375
                                                                                      ------------

LOOMIS SAYLES MANAGED BOND FUND
-----------------------------------------------------------------------
LOOMIS SAYLES MANAGED BOND FUND (CONTINUED)
-------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- AS OF SEPTEMBER 30, 1999

                                                                            SHARES      VALUE +
--------------------------------------------------------------------------------------------------
PREFERRED STOCKS -- CONTINUED
TELECOMMUNICATIONS -- 1.7%
  Hyperion Telecommunications,
    Inc., 12.875% PIK..............                                              651  $    579,389
                                                                                      ------------
  TOTAL PREFERRED STOCKS
    (Identified Cost $1,581,910)...                                                      1,227,764
                                                                                      ------------
TOTAL INVESTMENTS -- 98.0%
  (IDENTIFIED COST
  $35,013,475) @...................                                                     33,586,712
  Cash and Other Assets, Less
    Liabilities -- 2.0%............                                                        676,857
                                                                                      ------------
NET ASSETS -- 100%.................                                                   $ 34,263,569
                                                                                      ============

  +  See Note 1.
  # Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  ^  Security in default.
PIK  All or a portion of income may be received as additional securities.
  @ At September 30, 1999, the net unrealized depreciation on investments based on cost of $35,013,475 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $754,307 and $2,181,070, respectively, resulting in net unrealized depreciation of $1,426,763.

KEY TO ABBREVIATIONS:

CAD:  Canadian Dollar
EUR:  Euro
USD:  United States Dollar

                See accompanying notes to financial statements.

LOOMIS SAYLES MANAGED BOND FUND
-----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------
SEPTEMBER 30, 1999

ASSETS
  Investments at value............................  $33,586,712
  Cash............................................      228,245
  Receivable for:
    Fund shares sold..............................      314,259
    Dividends and interest -- net.................      436,634
  Due from the adviser (Note 3)...................       96,030
                                                    -----------
                                                     34,661,880
                                                    -----------
LIABILITIES
  Payable for:
    Fund shares redeemed..........................      297,588
  Accrued expenses:
    Management fees (Note 3)......................       17,188
    Trustees' fees (Note 3A)......................        1,193
    Administrative fees...........................        1,304
  Other (Note 1)..................................       81,038
                                                    -----------
                                                        398,311
                                                    -----------
NET ASSETS........................................  $34,263,569
                                                    ===========
  Net Assets consist of:
    Capital paid in...............................  $35,028,341
    Undistributed (or Distribution in excess of)
      net investment income.......................      219,760
    Accumulated net realized gain (loss)..........      442,231
    Unrealized appreciation (depreciation) on
      Investments.................................   (1,426,763)
                                                    -----------
NET ASSETS........................................  $34,263,569
                                                    ===========
  Shares of beneficial interest outstanding, no
    par value.....................................    3,498,200
  Net asset value and redemption price per
    share.........................................  $      9.79
  Maximum offering price per share (Net asset
    value/97.50%).................................  $     10.04
Identified cost of investments....................  $35,013,475
                                                    ===========

                 See accompanying notes to financial statements.

LOOMIS SAYLES MANAGED BOND FUND
-----------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------
FOR THE PERIOD ENDED SEPTEMBER 30, 1999*

INVESTMENT INCOME
  Dividends.......................................  $   147,466
  Interest........................................    2,697,533
                                                    -----------
                                                      2,844,999
                                                    -----------
  Expenses
    Management fees (Note 3)......................      205,838
    12b-1 fees....................................      257,298
    Trustees' fees and expenses (Note 3A).........        4,463
    Administrative fees...........................       15,114
    Custodian and accounting fees.................       52,028
    Transfer agent fees...........................        7,103
    Audit and tax services fees...................       29,437
    Registration fees.............................       28,816
    Other expenses................................       98,085
                                                    -----------
    Total expenses................................      698,182
    Less expenses waived and reimbursed by the
      investment adviser (Note 3).................     (183,586)
                                                    -----------
    Net expenses..................................      514,596
                                                    -----------
  Net investment income...........................    2,330,403
                                                    -----------
NET REALIZED GAIN (LOSS) ON:
  Investments.....................................      442,231
                                                    -----------
  Total net realized gain (loss)..................      442,231
                                                    -----------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  ON:
  Investments.....................................   (1,426,763)
                                                    -----------
  Total net change in unrealized appreciation
    (depreciation)................................   (1,426,763)
                                                    -----------
  Total net realized gain (loss) and change in
    unrealized appreciation (depreciation)........     (984,532)
                                                    -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS......................................  $ 1,345,871
                                                    ===========

  *  Commencement of operations on October 1, 1998.

                                             See accompanying notes to financial
                                                                     statements.

LOOMIS SAYLES MANAGED BOND FUND
-----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------
FOR THE PERIOD ENDED SEPTEMBER 30, 1999*

FROM OPERATIONS
  Net investment income...........................  $ 2,330,403
  Net realized gain (loss)........................      442,231
  Change in unrealized appreciation
    (depreciation)................................   (1,426,763)
                                                    -----------
    Increase (decrease) in net assets from
      operations..................................    1,345,871
                                                    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income.........................   (2,110,643)
                                                    -----------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of shares................   53,999,642
  Cost of shares redeemed.........................  (18,971,301)
                                                    -----------
  Increase (decrease) in net assets derived from
    capital share transactions....................   35,028,341
                                                    -----------
  Total increase (decrease) in net assets.........   34,263,569
                                                    -----------
NET ASSETS
  Beginning of period.............................            0
                                                    -----------
  End of period...................................  $34,263,569
                                                    ===========
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period...............................  $   219,760
                                                    ===========
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares..................    5,370,740
  Redeemed........................................   (1,872,540)
                                                    -----------
  Net change......................................    3,498,200
                                                    ===========

  *  Commencement of operations on October 1, 1998.

                                             See accompanying notes to financial
                                                                     statements.

LOOMIS SAYLES MANAGED BOND FUND
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------

                                                     1999*
                                                    -------
Net asset value, beginning of period..............  $  9.95
                                                    -------
INCOME FROM INVESTMENT OPERATIONS --
  Net investment income (loss)....................     0.68
  Net realized and unrealized gain (loss) on
    investments...................................    (0.22)
                                                    -------
    Total from investment operations..............     0.46
                                                    -------
LESS DISTRIBUTIONS --
  Dividends from net investment income............    (0.62)
                                                    -------
Net asset value, end of period....................  $  9.79
                                                    =======
Total return (%)(a)(b)(c).........................      4.6
Net assets, end of period (000)...................  $34,264
Ratio of operating expenses to average net assets
  (%)(d)(e).......................................     1.50
Ratio of net investment income to average net
  assets (%)(d)...................................     6.77
Portfolio turnover (%)(a).........................       34
Without giving effect to the voluntary expense
  limitations described in Note 3 to the Financial
  Statements:
    Ratio of expenses to average net assets would
      have been (%)(d)............................     2.03
    Net investment per share would have been......  $  0.63

  *  Commencement of operations on October 1, 1998 through September 30, 1999.
(a)  Periods less than one year are not annualized.
(b) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(c) Total return does not include the effect of any front end sales charges for the Fund.
(d)  Annualized for periods less than one year.
(e) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES MANAGED BOND FUND
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------
SEPTEMBER 30, 1999
1. The Loomis Sayles Managed Bond Fund (the "Fund") is a series of Loomis Sayles Funds (the "Trust"), a diversified open-end investment company organized as a Massachusetts business trust on February 20, 1991. At September 30, 1999, the Trust was composed of seventeen series. The financial statements of the 16 remaining series are presented separately. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of the Fund. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Under a Service and Distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor, a subsidiary of Loomis Sayles, a monthly service and account maintenance fees at an annual rate of 0.25% of the Fund's average net assets and a monthly distribution fee at an annual rate of 0.50% of the Fund's average net assets.

Purchases of the Fund's shares are subject to a maximum sales charge of 2.50% (the "public offering price").

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Managed Bond Fund:

A. SECURITY VALUATION -- Long-term debt securities for which quotations are readily available are valued by a pricing service, as approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Equity securities for which quotations are readily available are valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees.

B. REPURCHASE AGREEMENTS -- The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Fund may be delayed or limited.

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LOOMIS SAYLES MANAGED BOND FUND
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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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SEPTEMBER 30, 1999

C. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS -- The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities are translated at contractual currency exchange rates established at the time of the trade. Income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of securities held. All such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses from the sale of holdings of foreign currencies, foreign currency gains and losses between trade dates and settlement dates on investment securities transactions, sales and maturities of forward foreign currency exchange contracts, and the difference between the amounts of daily interest accruals on the books of the Fund and the amounts actually received resulting from changes in exchange rates on the payable date.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency exchange contracts is determined using contractual currency exchange rates established at the time of each trade.

The Fund may purchase securities of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments and their markets may be less liquid and the prices of such securities may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

D. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES -- Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Discounts on zero coupon bonds, original issue discount bonds, step bonds and payment in kind bonds are accreted according to the effective interest method. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are apportioned to all funds within the Trust on the basis of relative net assets.

E. FEDERAL INCOME TAXES -- The Fund is a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code

                                       12
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LOOMIS SAYLES MANAGED BOND FUND
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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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SEPTEMBER 30, 1999
applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund declares and pays its net investment income to shareholders monthly. Distributions from net realized capital gains are declared and paid on an annual basis by the Fund. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for litigation proceeds, foreign currency transactions, capital loss carry forwards, deferred losses due to wash sales, excise tax regulations and net operating losses. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods.

2. PURCHASES AND SALES OF SECURITIES -- For the period ended September 30, 1999, purchases and proceeds from sales and maturities of investments, excluding short-term securities and U.S. Government securities, were $39,725,190 and $6,735,433 respectively. Purchases and proceeds from sales and maturities of U.S. Government securities, excluding short-term securities, were $3,955,625 and $3,777,496, respectively.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- For the period ended September 30, 1999, the Fund incurred management fees payable to Loomis Sayles. Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by NVEST, L.P., a publicly-traded limited partnership whose general partner is indirectly owned by Metropolitan Life Insurance Company. The management agreement for the Fund in effect during the period ended September 30, 1999 provided for fees at the annual percentage rate of 0.60% of the Fund's average daily net assets. Loomis Sayles voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Fund to 1.50% of the Fund's average daily net assets.

Loomis Sayles may change or terminate its voluntary agreement at any time, but the relevant prospectus would be supplemented at the time to describe the change.

A. TRUSTEES FEES AND EXPENSES -- The Trust does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Loomis Sayles, The New England or their affiliates. Each independent trustee is compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund per year, plus travel expenses for each meeting attended.

4. CREDIT RISK -- The Fund may invest up to 35% of its assets in securities offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These securities are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations

                                       13
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LOOMIS SAYLES MANAGED BOND FUND
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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------
SEPTEMBER 30, 1999
and will generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities.

                                       14
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LOOMIS SAYLES MANAGED BOND FUND
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     1999 U.S. TAX AND DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION -- For the period ended September 30, 1999, 5.32% of dividends distributed by the Fund qualify for the dividends received deduction for corporate shareholders.

                                       15
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REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------

To the Board of Trustees and Shareholders of the Loomis Sayles Managed Bond
Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Managed Bond Fund (the "Fund") at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated herein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in acccordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments at September 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 18, 1999

BOARD OF TRUSTEES AND OFFICERS
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BOARD OF TRUSTEES
-------------------------------------------------------
Joseph Alaimo
                                    Richard S. Holway
Daniel J. Fuss
                                    Michael T. Murray
OFFICERS
-------------------------------------------------------
PRESIDENT
Daniel J. Fuss

EXECUTIVE VICE PRESIDENT
                                    TREASURER
Robert J. Blanding
                                    Mark W. Holland
VICE PRESIDENTS
                                    ASSISTANT TREASURER
Dawn M. Alston-Paige
                                    Philip R. Murray
Mark B. Baribeau
                                    Nicholas H. Palmerino
James L. Carroll
                                    SECRETARY
Mary C. Champagne
                                    Sheila M. Barry
E. John deBeer
William H. Eigen, Jr.
                                    ASSISTANT SECRETARY
Christopher R. Ely
                                    Bonnie S. Thompson
Quentin P. Faulkner
Philip C. Fine
Kathleen C. Gaffney
Isaac H. Green
Martha F. Hodgman
John Hyll
Jeffrey L. Meade
Eswar Menon
Alexander Muromcew
Kent P. Newmark
Jeffrey C. Petherick
Bruce G. Picard, Jr.
Lauren B. Pitalis
David L. Smith
Sandra P. Tichenor
John Tribolet
Jeffrey W. Wardlow
Gregg D. Watkins
Anthony J. Wilkins
                                       17
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INVESTMENT ADVISER
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111

TRANSFER AND DIVIDEND PAYING AGENT AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND TRUST COMPANY
Boston Financial Data Services, Inc.
P.O. Box 8314
Boston, Massachusetts 02266

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

This report has been prepared for the shareholders of the Funds and is not authorized for distribution toprospective investors in the Funds unless it is accompanied or preceded by an effective prospectus.